UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2016 (August 11, 2016)

HEALTHWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Representatives of Healthways, Inc. (the “Company”) intend to use the presentation (the “Presentation”) included in Exhibit 99.1 to this Current Report on Form 8-K in connection with the Company’s Analyst and Investor Day on Thursday, August 11, 2016 in New York, New York. The Company’s Analyst and Investor Day will be available via live audio webcast, beginning at 8:30 a.m. ET. An audio file will be archived on the Investor Relations section of the Company’s website at www.healthways.com following the event. To RSVP or for more information, interested parties may contact healthways@westwicke.com or 443-450-4189.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 “Empowering Older Adults and Enabling Healthy Aging, Business and Strategy Highlights – Investor Day August 2016,” dated August 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Mary Flipse
Mary Flipse Chief Legal Officer

Date: August 11, 2016

EXHIBIT INDEX

Exhibit 99.1 “Empowering Older Adults and Enabling Healthy Aging, Business and Strategy Highlights – Investor Day August 2016,” dated August 11, 2016